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                                                                  EXECUTION COPY



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                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                             Variable Funding Notes







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                                    INDENTURE


                          Dated as of December 28, 1995



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                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee




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                                TABLE OF CONTENTS

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                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 1.02.  Rules of Construction. . . . . . . . . . . . . . . . . .   9

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01.  Form . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     SECTION 2.02.  Execution, Authentication and Delivery . . . . . . . . .  10
     SECTION 2.03.  Additional Issuances . . . . . . . . . . . . . . . . . .  11
     SECTION 2.04.  Registration; Registration of Transfer and Exchange. . .  11
     SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes . . . . . . .  13
     SECTION 2.06.  Person Deemed Owner. . . . . . . . . . . . . . . . . . .  14
     SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest. .  14
     SECTION 2.08.  Cancellation . . . . . . . . . . . . . . . . . . . . . .  15

                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01.  Payment of Principal, Interest and Premium . . . . . . .  15
     SECTION 3.02.  Maintenance of Office or Agency. . . . . . . . . . . . .  15
     SECTION 3.03.  Money for Payments To Be Held in Trust . . . . . . . . .  16
     SECTION 3.04.  Existence. . . . . . . . . . . . . . . . . . . . . . . .  17
     SECTION 3.05.  Protection of Trust Estate . . . . . . . . . . . . . . .  17
     SECTION 3.06.  Opinions as to Trust Estate. . . . . . . . . . . . . . .  18
     SECTION 3.07.  Performance of Obligations; Servicing of Receivables . .  18
     SECTION 3.08.  Negative Covenants . . . . . . . . . . . . . . . . . . .  19
     SECTION 3.09.  Annual Statement as to Compliance. . . . . . . . . . . .  20
     SECTION 3.10.  Issuer May Consolidate, etc. Only on Certain Terms . . .  20
     SECTION 3.11.  Successor or Transferee. . . . . . . . . . . . . . . . .  22
     SECTION 3.12.  No Other Business. . . . . . . . . . . . . . . . . . . .  22
     SECTION 3.13.  No Borrowing . . . . . . . . . . . . . . . . . . . . . .  23
     SECTION 3.14.  Servicer's Obligations . . . . . . . . . . . . . . . . .  23

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     SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities. . . .  23
     SECTION 3.16.  Capital Expenditures . . . . . . . . . . . . . . . . . .  23
     SECTION 3.17.  Restricted Payments. . . . . . . . . . . . . . . . . . .  23
     SECTION 3.18.  Notice of Events of Default. . . . . . . . . . . . . . .  23
     SECTION 3.19.  Further Instruments and Acts . . . . . . . . . . . . . .  24
     SECTION 3.20.  Compliance with Laws . . . . . . . . . . . . . . . . . .  24
     SECTION 3.21.  Amendments of Sale and Servicing Agreement and Trust
                    Agreement. . . . . . . . . . . . . . . . . . . . . . . .  24
     SECTION 3.22.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . .  24
     SECTION 3.23.  Income Tax Characterization. . . . . . . . . . . . . . .  24

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01.  Satisfaction and Discharge of Indenture. . . . . . . . .  24
     SECTION 4.02.  Application of Trust Money . . . . . . . . . . . . . . .  25
     SECTION 4.03.  Repayment of Moneys Held by Paying Agent . . . . . . . .  25
     SECTION 4.04.  Release of Trust Estate. . . . . . . . . . . . . . . . .  25

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01.  Events of Default. . . . . . . . . . . . . . . . . . . .  26
     SECTION 5.02.  Rights upon Event of Default . . . . . . . . . . . . . .  27
     SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                    Trustee; Authority of Controlling Party. . . . . . . . .  27
     SECTION 5.04.  Remedies . . . . . . . . . . . . . . . . . . . . . . . .  30
     SECTION 5.05.  Optional Preservation of the Receivables . . . . . . . .  30
     SECTION 5.06.  Priorities . . . . . . . . . . . . . . . . . . . . . . .  31
     SECTION 5.07.  Limitation of Suits. . . . . . . . . . . . . . . . . . .  31
     SECTION 5.08. [Reserved]. . . . . . . . . . . . . . . . . . . . . . . .  32
     SECTION 5.09.  Restoration of Rights and Remedies . . . . . . . . . . .  32
     SECTION 5.10.  Rights and Remedies Cumulative . . . . . . . . . . . . .  32
     SECTION 5.11.  Delay or Omission Not a Waiver . . . . . . . . . . . . .  33
     SECTION 5.12.  Control by Noteholders . . . . . . . . . . . . . . . . .  33
     SECTION 5.13.  Waiver of Past Defaults. . . . . . . . . . . . . . . . .  33
     SECTION 5.14.  Undertaking for Costs. . . . . . . . . . . . . . . . . .  34
     SECTION 5.15.  Waiver of Stay or Extension Laws . . . . . . . . . . . .  34
     SECTION 5.16.  Action on Notes. . . . . . . . . . . . . . . . . . . . .  34

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     SECTION 5.17.  Performance and Enforcement of Certain Obligations . . .  35

                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.01.  Duties of Trustee. . . . . . . . . . . . . . . . . . . .  36
     SECTION 6.02.  Rights of Trustee. . . . . . . . . . . . . . . . . . . .  38
     SECTION 6.03.  Individual Rights of Trustee . . . . . . . . . . . . . .  39
     SECTION 6.04.  Trustee's Disclaimer . . . . . . . . . . . . . . . . . .  39
     SECTION 6.05.  Notice of Defaults . . . . . . . . . . . . . . . . . . .  39
     SECTION 6.06.  Reports by Trustee to Holders. . . . . . . . . . . . . .  39
     SECTION 6.07.  Compensation and Indemnity . . . . . . . . . . . . . . .  39
     SECTION 6.08.  Replacement of Trustee . . . . . . . . . . . . . . . . .  40
     SECTION 6.09.  Successor Trustee by Merger. . . . . . . . . . . . . . .  42
     SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee. . . . . .  42
     SECTION 6.11.  Eligibility; Disqualification. . . . . . . . . . . . . .  43

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.01.  Issuer to Furnish to Trustee Names and Addresses of
                    Noteholders. . . . . . . . . . . . . . . . . . . . . . .  44
     SECTION 7.02.  Preservation of Information; Communications to
                    Noteholders. . . . . . . . . . . . . . . . . . . . . . .  44

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.01.  Collection of Money. . . . . . . . . . . . . . . . . . .  44
     SECTION 8.02.  Trust Accounts . . . . . . . . . . . . . . . . . . . . .  45
     SECTION 8.03.  General Provisions Regarding Accounts. . . . . . . . . .  45

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders .  46
     SECTION 9.02.  Supplemental Indentures With Consent of Noteholders. . .  47
     SECTION 9.03.  Execution of Supplemental Indentures . . . . . . . . . .  49

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     SECTION 9.04.  Effect of Supplemental Indenture . . . . . . . . . . . .  49
     SECTION 9.05.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . .  49
     SECTION 9.06.  Reference in Notes to Supplemental Indentures. . . . . .  49

                                    ARTICLE X

                               REDEMPTION OF NOTES

     SECTION 10.01. Redemption . . . . . . . . . . . . . . . . . . . . . . .  50
     SECTION 10.02. Form of Redemption Notice. . . . . . . . . . . . . . . .  51
     SECTION 10.03. Notes Payable on Redemption Date . . . . . . . . . . . .  52

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Compliance Certificates and Opinions, etc. . . . . . . .  52
     SECTION 11.02. Form of Documents Delivered to Trustee . . . . . . . . .  54
     SECTION 11.03. Acts of Noteholders. . . . . . . . . . . . . . . . . . .  54
     SECTION 11.04. Notices, etc., to Trustee, Issuer, JPMD and the Rating
                    Agencies . . . . . . . . . . . . . . . . . . . . . . . .  55
     SECTION 11.05. Notices to Noteholders; Waiver . . . . . . . . . . . . .  56
     SECTION 11.06. Alternate Payment and Notice Provisions. . . . . . . . .  56
     SECTION 11.07. [Reserved] . . . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 11.08. Effect of Headings and Table of Contents . . . . . . . .  57
     SECTION 11.09. Successors and Assigns . . . . . . . . . . . . . . . . .  57
     SECTION 11.10. Severability . . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 11.11. Benefits of Indenture. . . . . . . . . . . . . . . . . .  57
     SECTION 11.12. Legal Holidays . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 11.13. Governing Law. . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 11.14. Counterparts . . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 11.15. Recording of Indenture . . . . . . . . . . . . . . . . .  58
     SECTION 11.16. Trust Obligation . . . . . . . . . . . . . . . . . . . .  58
     SECTION 11.17. No Petition. . . . . . . . . . . . . . . . . . . . . . .  58
     SECTION 11.18. Inspection . . . . . . . . . . . . . . . . . . . . . . .  58
     SECTION 11.19. Limitation of Liability. . . . . . . . . . . . . . . . .  59

Exhibit A      Schedule of Receivables
Exhibit B      Form of Variable Funding Note
Exhibit C      Letter Agreement Between OFL and the Trustee and Other Fee
               Letters

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     INDENTURE, dated as of December 28, 1995, between OLYMPIC AUTOMOBILE
RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacities as trustee (the "Trustee") and not in its individual capacity.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Variable Funding Notes (the "Notes"):

     As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Indenture Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders.


                                 GRANTING CLAUSE

     The Issuer hereby Grants to Trustee at the Closing Date for the benefit of the Noteholders to secure the performance of the Secured Obligations, all of the Issuer's right, title and interest in and to (a) the Receivables and all moneys paid or payable thereon or in respect thereof after the applicable Cutoff Date (including amounts due on or before the applicable Cutoff Date but received by OFL, the Seller or the Issuer after such Cutoff Date); (b) an assignment of the security interests of OFL in the Financed Vehicles; (c) the Insurance Policies and any proceeds from any Insurance Policies relating to the Receivables, the Obligors or the Financed Vehicles, including rebates of premiums, all Collateral Insurance and any Force-Placed Insurance relating to the Receivables; (d) an assignment of the rights of OFL or the Seller against Dealers with respect to the Receivables under the Dealer Agreements and the Dealer Assignments, (e) all items contained in the Receivable Files and any and all other documents or election records that OFL keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles,
(f) an assignment of the rights of the Seller under the Purchase Agreement,
(g) property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable, (h) the Trust Accounts and all funds on deposit therein from time to time (other than the Certificate Distribution Account), and in all investments and proceeds thereof (including all income thereon), (i) the Purchase Agreement and each Assignment Agreement, including the right assigned to the Issuer to cause OFL to repurchase Receivables from the Seller under certain circumstances, (j) the Sale and Servicing Agreement and each Transfer Agreement (including all rights of the Seller under the Purchase Agreement and each Assignment Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement), and (k) all present and future claims, demands, causes and choses in action in respect of the Receivables and any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of the Receivables and any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the Receivables and any of the foregoing (collectively, the "Indenture Collateral").

     The Trustee for the benefit of the Holders of the Notes acknowledges such Grant. The Trustee on behalf of the Holders of the Notes accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.  DEFINITIONS.

     (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

     "ACT" has the meaning specified in Section 11.03(a).

     "ADMINISTRATOR" has the meaning specified therefor in the Trust Agreement.

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to such specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AUTHORIZED OFFICER" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "BUSINESS DAY" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions in Minneapolis, Minnesota, New York, New York, Wilmington, Delaware or any other location of any successor Servicer, successor

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Owner Trustee or successor Trustee are authorized or obligated by law, executive order or governmental decree to remain closed.

     "CERTIFICATEHOLDER" has the meaning specified therefor in the Trust Agreement.

     "CLOSING DATE" means December 28, 1995.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     "CONTROLLING PARTY" means the Note Majority and JPMD.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department; or at such other address as the Trustee may designate from time to time by notice to the Noteholders, JPMD and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

     "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

     "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, any Responsible Officer, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "FINAL MATURITY DATE" means the earlier of (i) the Payment Date that is 85 months from the Purchase Termination Date and (ii) the date on which the Notes are fully redeemed in accordance with this Indenture (or, if such day is not a Business Day, the next succeeding Business Day).

     "GENERAL PARTNER" means Seller in its capacity as general partner of the Trust, and any successors thereto as permitted by the Trust Agreement.

     "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Indenture Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Indenture Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "HOLDER" or "NOTEHOLDER" means the Person in whose name a Note is registered on the Note Register.

     "INDEBTEDNESS" means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations);
(b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

     "INDENTURE" means this Indenture as amended or supplemented from time to time.

     "INDENTURE COLLATERAL" has the meaning specified in the Granting Clause of this Indenture.

     "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "INTEREST RATE" means the Note Interest Rate.

     "ISSUER" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and each other obligor on the Notes.

     "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

     "LETTER AGREEMENT" has the meaning specified in Section 6.07.

     "NON-CALLABLE NOTE" means a Note issued in connection with a Recapitalization that is not subject to any right of OFL to purchase such Note from its Holder pursuant to the Note Purchase Agreement or otherwise.

     "NOTE" means the Variable Funding Notes substantially in the form of Exhibit B.

     "NOTE OWNER" means with respect to any Notes, the Holder.

     "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.04.

     "OFFICER'S CERTIFICATE" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to, the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     "OPINION OF COUNSEL" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Trustee and which shall comply with any applicable requirements of Section 11.01, and shall be in form and substance satisfactory to the Trustee.

     "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite percentage of the Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes Outstanding at the date of determination.

     "OWNER TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

     "PAYING AGENT" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "PAYMENT DATE" means a Distribution Date.

     "PERSON" means any legal person including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

     "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

     "RECORD DATE" means, with respect to a Payment Date or Redemption Date, the close of business on the last Business Day immediately preceding such Payment Date or Redemption Date.

     "REDEMPTION DATE" means (a) in the case of a redemption of the Notes pursuant to Section 10.01(a) or a payment to Noteholders pursuant to
Section 10.01(c), the date specified in the notice of redemption sent by the Servicer or the Issuer pursuant to Section 10.01(a) or 10.01(c), as applicable, and Section 10.02 or (b) in the case of a redemption of Notes pursuant to
Section 10.01(b) or 10.01(d), the date specified in the notice of redemption sent in accordance with Section 10.02.

     "REDEMPTION PRICE" means (a) in the case of a redemption of the Notes pursuant to Section 10.01 (a), (b) or (d), an amount equal to the principal amount of the Notes redeemed plus accrued and unpaid interest on the principal amount of Notes at the Interest Rate to but excluding the Redemption Date and plus, any breakage payments (including the amounts to be deposited in the Commercial Paper Funding Account pursuant to the Note Purchase Agreement) specified in the Note Purchase Agreement, or (b) in the case of a payment made to Noteholders pursuant to Section 10.01(c), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

     "RELATED DOCUMENTS" means the Trust Agreement, the Certificates, the Notes, the Purchase Agreement, the Sale and Servicing Agreement, each Assignment Agreement, the Lockbox Agreement, the Administration Agreement, the Note Purchase Agreement, and the Certificate Purchase Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

     "RESPONSIBLE OFFICER" means, with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs relating to the Trust Estate.

     "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of December 28, 1995, among the Issuer, the Seller, the Servicer and the Backup Servicer.

     "SECURED OBLIGATIONS" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture or the Notes.

     "STATE" means any one of the 50 states of the United States of America or the District of Columbia.

     "TERMINATION DATE" means the date on which the Trustee shall have received payment and performance of all Secured Obligations.

     "TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, the Indenture Collateral Granted to the Trustee), including all proceeds thereof.

     "TRUSTEE" means Norwest Bank Minnesota, National Association, a national banking association, as Trustee under this Indenture, or any successor Trustee under this Indenture.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     (b) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth in the Sale and Servicing Agreement as in effect on the Closing Date for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms:

                                              Section of Sale and
Term                                          Servicing Agreement
----                                          -------------------

Administration Agreement . . . . . . . . . .       Section 1.1
Assignment Agreement . . . . . . . . . . . .       Section 1.1
Backup Servicer. . . . . . . . . . . . . . .       Section 1.1
Certificate Balance. . . . . . . . . . . . .       Section 1.1
Certificate Distribution Account . . . . . .       Section 1.1
Certificates . . . . . . . . . . . . . . . .       Section 1.1
Collateral Insurance . . . . . . . . . . . .       Section 1.1
Collection Account . . . . . . . . . . . . .       Section 1.1
Custodian. . . . . . . . . . . . . . . . . .       Section 1.1
Cutoff Date. . . . . . . . . . . . . . . . .       Section 1.1
Dealer . . . . . . . . . . . . . . . . . . .       Section 1.1
Dealer Agreement . . . . . . . . . . . . . .       Section 1.1
Dealer Assignment. . . . . . . . . . . . . .       Section 1.1
Distribution Date. . . . . . . . . . . . . .       Section 1.1
Eligible Account . . . . . . . . . . . . . .       Section 1.1
Eligible Investments . . . . . . . . . . . .       Section 1.1
Facility Balance . . . . . . . . . . . . . .       Section 1.1
Facility Limit . . . . . . . . . . . . . . .       Section 1.1
Financed Vehicle . . . . . . . . . . . . . .       Section 1.1
Forced-Placed Insurance. . . . . . . . . . .       Section 1.1
Insurance Policies . . . . . . . . . . . . .       Section 1.1
JPMD . . . . . . . . . . . . . . . . . . . .       Section 1.1
Lien . . . . . . . . . . . . . . . . . . . .       Section 1.1

Liquidation Proceeds . . . . . . . . . . . .       Section 1.1
Lockbox Agreement. . . . . . . . . . . . . .       Section 1.1
Lockbox Bank . . . . . . . . . . . . . . . .       Section 1.1
Monthly Period . . . . . . . . . . . . . . .       Section 1.1
Moody's. . . . . . . . . . . . . . . . . . .       Section 1.1
Note Distribution Account. . . . . . . . . .       Section 1.1
Note Interest Rate . . . . . . . . . . . . .       Section 1.1
Note Majority. . . . . . . . . . . . . . . .       Section 1.1
Note Purchase Agreement. . . . . . . . . . .       Section 1.1
Obligor. . . . . . . . . . . . . . . . . . .       Section 1.1
OFL. . . . . . . . . . . . . . . . . . . . .       Section 1.1
Principal Funding Excess Amount. . . . . . .       Section 1.1
Purchase Agreement . . . . . . . . . . . . .       Section 1.1
Purchase Termination Date. . . . . . . . . .       Section 1.1
Rating Agency. . . . . . . . . . . . . . . .       Section 1.1
Rating Agency Condition. . . . . . . . . . .       Section 1.1
Recapitalization . . . . . . . . . . . . . .       Section 1.1
Receivable . . . . . . . . . . . . . . . . .       Section 1.1
Receivable File. . . . . . . . . . . . . . .       Section 1.1
Schedule of Receivables. . . . . . . . . . .       Section 1.1
Securitized Offering . . . . . . . . . . . .       Section 1.1
Seller . . . . . . . . . . . . . . . . . . .       Section 1.1
Servicer . . . . . . . . . . . . . . . . . .       Section 1.1
Servicer Termination Event . . . . . . . . .       Section 1.1
Standard & Poor's. . . . . . . . . . . . . .       Section 1.1
Transfer Agreement . . . . . . . . . . . . .       Section 1.1
Transfer Date. . . . . . . . . . . . . . . .       Section 1.1
Trust Accounts . . . . . . . . . . . . . . .       Section 1.1
Trust Agreement. . . . . . . . . . . . . . .       Section 1.1


     SECTION 1.02.  RULES OF CONSTRUCTION.  Unless otherwise specified:

               (i)   a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv)  "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular; and

               (vi) references to Sections, Subsections, Schedules and Exhibits shall refer to such portions of this Indenture.


                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01. FORM. The Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit B, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit B are part of the terms of this Indenture.

     SECTION 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Trustee shall upon receipt of the Issuer Order authenticate and deliver Notes for original issue in an aggregate principal amount of up to $200,000,000. The aggregate principal amount of Notes outstanding at any time may not exceed that amount.

     Each Note shall be dated the date of its authentication. The Notes shall be issued in minimum initial denominations and in such integral multiples as are necessary to comply with the terms of this Agreement and the Related Documents.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.03.  ADDITIONAL ISSUANCES.

     (a) On each Business Day that is a Transfer Date under the Sale and Servicing Agreement and upon meeting all conditions precedent to the purchase of additional principal amounts of Notes under the Note Purchase Agreement, the Issuer may instruct the Trustee by rendering an Issuer Order to indicate or cause the Note Registrar to indicate in the Note Register that the outstanding principal amount of Notes held by each Noteholder is increased pro rata, in accordance with the outstanding principal balance held by such Noteholder, by an aggregate amount for all Notes equal to (x) the aggregate outstanding principal balance of Receivables transferred to the Trust on such Transfer Date, less (y) the amount of any increase in the outstanding Certificate Balance of Certificates related to such Receivables transferred on the Transfer Date. The Trustee shall, upon receipt of the Issuer Order and funds in the amount of the increase in principal balance of Notes from the Noteholders or their agent, instruct the Note Registrar to indicate in the Note Register such increase in the principal amount of Notes. The Outstanding Amount of Notes may never exceed the maximum aggregate principal amount of Notes as specified in the Note Purchase Agreement. No increase in the principal balance of Notes shall be effective until the Outstanding Amount of Certificates equals $19,800,000.00.

     (b) Upon any Recapitalization, upon satisfaction of the applicable requirements of Article X of this Indenture, (i) the Trustee shall upon receipt of the Issuer Order authenticate and deliver to the Holders (determined as of the related Record Date) Non-Callable Notes in an aggregate principal amount specified in the Issuer Order (which shall not exceed the then-outstanding principal amount of the Notes and shall be allocated pro rata among the Noteholders in accordance with outstanding principal amount of Notes held by each), and (ii) the Issuer shall instruct the Trustee by rendering an Issuer Order to indicate or cause the Note Registrar to indicate in the Note Register that the outstanding principal amount of Notes represented by the physical Notes issued prior to the Recapitalization and held by each Noteholder is decreased by the principal amount of the Non-Callable Notes issued to such Noteholder in that Recapitalization, and Trustee shall make, or cause to be made such indication. After any Recapitalization, any increase made pursuant to paragraph (a) above shall be made to Non-Callable Notes only to the extent specified in the Issuer Order relating to that Recapitalization and otherwise shall be applied ratably to the other outstanding Notes.

     SECTION 2.04. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The
Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

     The preceding provisions of this section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 2.05. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by them to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or the Note Registrar) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.06. PERSON DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     SECTION 2.07.  PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

          (a) The Notes shall accrue interest as provided herein and in the form of Note set forth in Exhibit B, and such interest shall be payable on each Payment Date and Redemption Date as specified herein and therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date and Redemption Date shall be paid to the Person in whose name such Note (or one or more predecessor Notes) is registered on the Record Date, by wire transfer in immediately available funds to the account designated by such Person and except for (i) the final installment of principal payable with respect to such Note on a Payment Date and (ii) the Redemption Price for any Note called for redemption pursuant to Section 10.01(a), which shall be payable as provided below. Any funds for which proper wire instructions have not been received shall be held in accordance with Section 3.03.

          (b) The principal of each Note shall be payable in installments on Payment Dates and Redemption Dates as provided herein and in the form of the Notes. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, so long as the Controlling Party has declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on the Notes shall be made pro rata to the Noteholders. If Non-Callable Notes are issued, principal payments shall also be made pro rata between the Non-Callable Notes and any other outstanding Notes, based upon their respective principal amounts on the Record Date preceding the applicable Payment Date or Redemption Date. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

     SECTION 2.08. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.


                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01. PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM. The Issuer will duly and punctually pay the principal, interest and premium, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date in accordance with
Section 8.02(b). Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.03.  MONEY FOR PAYMENTS TO BE HELD IN TRUST.  As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.02(b) shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer.

     On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Trustee notice of any default (of which it has actual knowledge) by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying

Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     SECTION 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Indenture Collateral and each other instrument or agreement included in the Trust Estate.

     SECTION 3.05. PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

               (i)  grant more effectively all or any portion of the Trust
          Estate;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee created by this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any of the Indenture Collateral;

               (v) preserve and defend title to the Trust Estate and the rights of the Trustee in such Trust Estate against the claims of all persons and parties; or

               (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

     SECTION 3.06. OPINIONS AS TO TRUST ESTATE. On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     SECTION 3.07.  PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Owner Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Related Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, JPMD and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer or the Seller to perform any of their respective duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Trustee and JPMD of such appointment, specifying in such notice the name and address of such successor Servicer.

          (f) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Backup Servicer, the Seller or OFL of their respective duties under the Related Documents without the prior consent of the Controlling Party.

     SECTION 3.08. NEGATIVE COVENANTS. Until the Termination Date, the Issuer shall not:

               (i) except as expressly permitted by this Indenture, the Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

               (ii) claim any credit on, or make any deduction from the principal, interest or premium payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien in favor of the Trustee created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Related Documents without the prior written consent of the Controlling Party.

     SECTION 3.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee and JPMD, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1996), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

               (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10.  ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee and JPMD, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Related Document on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (a)(v) of this Section 3.10 or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with; and

               (vii) the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by the Indenture, the Purchase Agreement or the Sale and Servicing Agreement), unless

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee and the Note Majority, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each Related Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee and JPMD to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (b)(v) of this Section 3.10 or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with; and

               (vii) the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

     SECTION 3.11.  SUCCESSOR OR TRANSFEREE.

          (a)  Upon any consolidation or merger of the Issuer in accordance with
     Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Olympic Automobile Receivables Warehouse Trust will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that Olympic Automobile Receivables Warehouse Trust is to be so released.

     SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Related Documents and activities incidental thereto.

     SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) any other Indebtedness permitted by or arising under the Related Documents and (iii) a Securitized Offering. The proceeds of the Notes and the Certificates shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement and to pay the Issuer's organizational, transactional and start-up expenses.

     SECTION 3.14. SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with Sections 3.9, 3.10, 3.11 and 4.9(b) of the Sale and Servicing Agreement.

     SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17. RESTRICTED PAYMENTS. Except as expressly permitted by this Indenture or the Sale and Servicing Agreement, the Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Related Documents.

     SECTION 3.18. NOTICE OF EVENTS OF DEFAULT. The Issuer agrees to give the Trustee, the Controlling Party, JPMD and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of OFL of its obligations under the Purchase Agreement.

     SECTION 3.19. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.20. COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

     SECTION 3.21. AMENDMENTS OF SALE AND SERVICING AGREEMENT AND TRUST AGREEMENT. The Issuer shall not agree to any amendment to Section 10.1 of the Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

     SECTION 3.22.  [Reserved].

     SECTION 3.23. INCOME TAX CHARACTERIZATION. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer and the Trustee hereby agree, and the Noteholders will agree by their acceptance of the Notes or any interest therein, to treat the Notes as indebtedness.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal, interest and premium, if any, thereon and breakage payments in connection therewith, (iv) Sections 3.01, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10,
3.12, 3.13, 3.20, 3.21 and 3.23, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.07 and the obligations of the Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A)  either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as part of the Trust Estate cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust in an Eligible Account in the name of the Trustee for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due to the Final Maturity Date;

          (B) the Issuer has paid or caused to be paid all Secured Obligations; and

          (C) the Issuer has delivered to the Trustee an Officer's Certificate and an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

     SECTION 4.02. APPLICATION OF TRUST MONEY. All moneys deposited with the Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section
3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 4.04. RELEASE OF TRUST ESTATE. The Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other

Trust Account. The Trustee shall release property from the lien created by this Indenture pursuant to this Section 4.04 only upon receipt of an Issuer Request accompanied by an Officer's Certificate and, if requested by the Trustee, an Opinion of Counsel satisfying the criteria set forth in Section 11.01(a)(ii).

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01. EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Note when the same becomes due and payable; or

               (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

               (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Controlling Party, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (v) the commencement of an involuntary case against the Issuer under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, and such case is not dismissed within 60 days; or

               (vi) (A) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, (B) the entry of an order for relief in an involuntary case against the Issuer under any such law,
          (C) the consent by the Issuer to the entry of any such order for relief, (D) the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, (E) the making by the Issuer of any general assignment for the benefit of creditors, (F) the failure by the Issuer generally to pay its debts as such debts become due, or (G) the taking of action by the Issuer in furtherance of any of the foregoing.

     The Issuer shall deliver to the Trustee, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.02.  RIGHTS UPON EVENT OF DEFAULT.

     If an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.04(a).

     SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE; AUTHORITY OF CONTROLLING PARTY.

          (a) The Issuer covenants that if any Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any breakage payments in connection therewith.

          (b) The Trustee hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of the Trustee for so long as the Trustee is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of the Trustee such acts, things and deeds for or on behalf of and in the name of the Controlling Party under this Indenture (including specifically under Section 5.04) and under the Related Documents which the Trustee could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Related Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

          (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion but with the consent of the Controlling Party (except as provided in Section 5.03(d) below or as required to comply with Section 6.01(a)), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

          (d) Notwithstanding anything to the contrary contained in this Indenture (including without limitation Sections 5.04(a), 5.12, 5.13 and 5.17), if the Issuer fails to perform its obligations under Section 10.01(b) hereof when and as due, the Trustee may in its discretion (and without the consent of the Controlling Party) proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law; provided that the Trustee shall only be entitled to take any such actions without the consent of the Controlling Party to the extent such actions are taken only to enforce to Issuer's obligations to redeem the principal amount of Notes.

          (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal, interest and premium, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

              (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

     and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

          (h) In any Proceedings brought by the Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.04. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, the Controlling Party may:

               (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

             (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

               (iv) direct the Trustee to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

     SECTION 5.05. OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, unless otherwise directed by the Controlling Party, maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the

Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.06.  PRIORITIES.

     If the Trustee collects any money or property pursuant to this Article V or the Trustee receives proceeds of liquidation of the Trust Estate pursuant to
Section 5.04(a)(iv), the Trustee shall pay as promptly as practicable out the money or property in the following order:

     FIRST: amounts due and owing and required to be distributed to the Servicer, the Owner Trustee, the Trustee, the Lockbox Bank, the Custodian and the Backup Servicer, respectively, pursuant to priorities (i), (ii) and (iii) of
Section 4.6 of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities;

     SECOND: to the Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

     THIRD: to the Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

     FOURTH: amounts due and unpaid on the Certificates for interest and principal, to the Owner Trustee for distribution to Certificateholders in accordance with Section 5.2(d) of the Trust Agreement;

     FIFTH: any amounts due and owing to any Indemnified Party (as such term is used in the Note Purchase Agreement) under Section 11.01, Section 11.04 or
Section 11.05 of the Note Purchase Agreement; and

     SIXTH: any amounts due and owing to any Indemnified Party (as such term is used in the Certificate Purchase Agreement) under Section 11.01, Section 11.04 or Section 11.05 of the Certificate Purchase Agreement.

     SECTION 5.07. LIMITATION OF SUITS. No Holder of any Notes shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Outstanding Amount of such Notes have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

              (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

               (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of such Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of such Notes, each representing less than a majority of the Outstanding Amount of such Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.08.  [Reserved].

     SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Controlling Party or to such Noteholder, then and in every such case the Issuer, the Controlling Party and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Controlling Party and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 5.12. CONTROL BY NOTEHOLDERS. The Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) subject to the express terms of Section 5.04, any direction to the Trustee to sell or liquidate all or any portion of the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

             (iii) if the conditions set forth in Section 5.05 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate all or any portion of the Trust Estate shall be of no force and effect; and

               (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; PROVIDED, HOWEVER, that, subject to Section 6.01, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.13.  WAIVER OF PAST DEFAULTS.

     The Controlling Party may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.16. ACTION ON NOTES. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

     SECTION 5.17.  PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

          (a) Promptly following a request from the Trustee to do so and at the Seller's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Seller, the Servicer and OFL, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or to the Seller under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If an Event of Default has occurred and is continuing, the Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          (c) Promptly following a request from the Trustee to do so and at the Seller's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by OFL of each of its obligations to the Seller under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by OFL of each of its obligations under the Purchase Agreement.

          (d) If an Event of Default has occurred and is continuing the Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against OFL under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by OFL of each of its obligations to the Seller hereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, and any right of the Seller to take such action shall be suspended.


                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.01.  DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs except to the extent that the Controlling Party has directed the Trustee to act or assumes the duties and/or responsibilities of the Trustee hereunder on behalf of the Noteholders.

          (b)  Except during the continuance of an Event of Default:

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Trustee's other Related Documents.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Sale and Servicing Agreement, except during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the terms of, the Sale and Servicing Agreement.

          (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

          (j) Without limiting the generality of this Section 6.01, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Agreement.

     SECTION 6.02.  RIGHTS OF TRUSTEE.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel, as applicable, or as directed by the requisite amount of Note Owners as provided herein.

          (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

     SECTION 6.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee is required to comply with Sections 6.11 and 6.12.

     SECTION 6.04. TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

     SECTION 6.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to JPMD and each Noteholder notice of the Default within 10 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.06. REPORTS BY TRUSTEE TO HOLDERS. The Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

     SECTION 6.07.  COMPENSATION AND INDEMNITY.

          (a) OFL in a separate letter agreement (the "Letter Agreement") has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual fees, which shall not be limited by any law on compensation of a trustee of an express trust. In the Letter Agreement, OFL has also agreed to reimburse the Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. Pursuant to the Letter Agreement, OFL has agreed to indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder.

          (b) If notwithstanding the provisions of the Letter Agreement, OFL fails to pay any fees or expenses due to the Trustee pursuant to the terms or the Letter Agreement, the Trustee shall be entitled to a distribution in respect of such amount pursuant of Section 4.6(ii) of the Sale and Servicing Agreement. The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Related Documents, the Trustee agrees that the obligations of the Issuer (but not OFL) to the Trustee hereunder and under the Related Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of the General Partner of the Issuer or any Certificateholder.

     SECTION 6.08. REPLACEMENT OF TRUSTEE. The Trustee may resign at any time by so notifying the Issuer and the Controlling Party. The Issuer may, with the consent of the Controlling Party, and, at the request of the Controlling Party shall, remove the Trustee if:

               (i)  the Trustee fails to comply with Section 6.11;

               (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

             (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

               (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

               (v)  the Trustee otherwise becomes incapable of acting; or

               (vi) the rating assigned to the long-term unsecured debt obligations of the Trustee (or the holding company thereof) by the Rating Agencies shall be lowered below the rating of "BBB", "Baa3" or equivalent rating or be withdrawn by either of the Rating Agencies.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Controlling Party. If the Issuer fails to appoint such a successor Trustee, the Controlling Party may appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Noteholders and JPMD. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Controlling Party or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Trustee. Notwithstanding the replacement of the Trustee pursuant to this Section, the retiring Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

     SECTION 6.09. SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies prompt notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

     SECTION 6.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee, with the consent of the Controlling Party, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11. ELIGIBILITY; DISQUALIFICATION. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall provide copies of such reports to the Controlling Party upon request.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.01. ISSUER TO FURNISH TO TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Trustee
(a) not more than five days after the earlier of (i) each Record Date and
(ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Controlling Party in writing on an annual basis on each March 31 and at such other times as the Controlling Party may request a copy of the list.

     SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of this Indenture or the Notes, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.02.  TRUST ACCOUNTS.

          (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 4.1 of the Sale and Servicing Agreement. The Trustee shall apply the moneys in such Trust Accounts in accordance with the provisions of this Indenture and the Sale and Servicing Agreement.

          (b) On each Payment Date and Redemption Date, the Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal, interest and premium, if any, first to pay all accrued and unpaid interest, and then to pay principal and premium, if any, on the Notes in the following amounts and in the following order of priority (except as otherwise provided in Section 5.06):

               (i) accrued and unpaid interest on the Notes, provided that if funds in the Note Distribution Account are not sufficient to pay the entire amount of accrued but unpaid interest on the Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest pro rata on the basis of the principal amount of Notes held by each Noteholder;

               (ii) (w) to the Holders of Notes in reduction of the Outstanding Amount of the Notes, an amount equal to the Noteholders' Percentage of any Principal Funding Excess Amount, (x) on a Payment Date prior to the Purchase Termination Date on which the Facility Balance exceeds the Facility Limit, to the Holders of the Notes in reduction of the Outstanding Amount of the Notes, an amount equal to the excess of (1) the Facility Balance over (2) the Facility Limit and (y) on each Payment Date on or after the Purchase Termination Date, to the Holders of the Notes in reduction of the Outstanding Amount of the Notes, until the Outstanding Amount of the Notes is reduced to zero; and

               (iii) any amounts due and owing to any Indemnified Party (as such term is used in the Note Purchase Agreement) under Section 11.01,
          Section 11.04 or Section 11.05 of the Note Purchase Agreement.

     SECTION 8.03.  GENERAL PROVISIONS REGARDING ACCOUNTS.

          (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested and reinvested in Eligible Investments in accordance with the provisions of Section 4.1(e) of the Sale and Servicing Agreement.

          (b) Subject to Section 6.01(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

          (a) Without the consent of the Holders of any Notes but with the consent of JPMD and with prior notice to the Rating Agencies, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; PROVIDED that such action shall not adversely affect the interests of the Holders of the Notes; or

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
          Article VI.

     The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, with the consent of the Controlling Party and with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Note Majority, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
          Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

               (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

     The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.05.  [Reserved].

     SECTION 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

     SECTION 10.01.  REDEMPTION.

          (a) In the event that the Seller or the Servicer pursuant to Sections 9.1(a) or 9.1(b) of the Sale and Servicing Agreement purchases the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on any Business Day on which such repurchase occurs, for a purchase price equal to the Redemption Price; PROVIDED, HOWEVER, that the Issuer has available funds sufficient to pay the Redemption Price. The Seller, the Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 3 days prior to the Redemption Date, and the Issuer shall deposit with the Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes. Notes redeemed pursuant to Section 9.1(b) may be reissued in accordance with the provisions of Article II hereof provided that neither the Seller nor the Servicer shall have given notice of final termination of the Trust.

          (b) The Issuer may, at any time upon giving proper notice as required by Section 10.02 hereof, redeem in whole, but not in part, the Notes on any Business Day in connection with a Securitized Offering for a price equal to the Redemption Price; PROVIDED, HOWEVER, that the Issuer has available funds sufficient to pay the Redemption Price; and PROVIDED FURTHER, HOWEVER, that, in the case of a Redemption of all outstanding Notes in connection with a Securitized Offering, the Seller has repurchased or is simultaneously with the redemption repurchasing any Receivables that are not eligible to be included in such Securitized Offering pursuant to
     Section 6.5 of the Sale and Servicing Agreement. If the Notes are to be redeemed pursuant to this Section 10.01(b), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than ten days prior to the Redemption Date, and the Issuer shall deposit with the Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date upon furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

          (c)  In the event that the assets of the Trust are sold pursuant to
     Section 9.2 of the Trust Agreement, the proceeds of such sale shall be distributed as provided in Section 5.06. If amounts are to be paid to Noteholders pursuant to this Section 10.01(c), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Trustee not later than ten days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

          (d) The Issuer may, at any time upon giving proper notice as required by Section 10.02 hereof, redeem in whole or in part, the Notes on any Business Day in connection with a Recapitalization for a price equal to the Redemption Price for the Notes that are redeemed. A portion of the Redemption Price equal to the outstanding principal amount of the Notes being redeemed shall be paid by issuance of new Non-Callable Notes in like principal amount to each Noteholder; PROVIDED, HOWEVER, that the Issuer has available funds sufficient to pay the remainder of the Redemption Price. If all or any part of the Notes are to be redeemed pursuant to this Section 10.01(d), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 3 days prior to the Redemption Date, and the Issuer shall deliver to the Trustee for authentication and delivery the Non-Callable Notes being issued in the Recapitalization and deposit with the Trustee in the Note Distribution Account the balance of the Redemption Price of the Notes to be redeemed, whereupon such Notes to be redeemed shall be due and payable on the Redemption Date upon furnishing of a notice complying with Section 10.02 to each Holder of the Notes. Redemption of any Notes in a Recapitalization shall be evidenced by the decreases marked in the Note Register pursuant to Section 2.03(b).

          Notwithstanding anything in this Section 10.01, no redemption pursuant to Section 10.01 (a), (b) or (c) shall occur unless the Issuer shall have deposited the amount, if any, required to be deposited in the Commercial Paper Funding Account pursuant to Section 2.10 of the Note Purchase Agreement.

     SECTION 10.02.  FORM OF REDEMPTION NOTICE.

          (a) Notice of redemption under Section 10.01(a) or 10.01(b) shall be given by the Trustee in writing (which may be by facsimile) not less than three days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date with respect to the Payment Date immediately preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

          All notices of redemption shall state:

               (i)   the Redemption Date;

               (ii)  the Redemption Price; and

               (iii) except in connection with a Recapitalization, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

     Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          (b) Prior notice of redemption under Section 10.01(c) is not required to be given to Noteholders.

     SECTION 10.03. NOTES PAYABLE ON REDEMPTION DATE. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price (other than any portion thereof represented by Non-Callable Notes in accordance with Section 10.01(d), which shall accrue interest in accordance with the terms of such Non-Callable Notes) for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01.  COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

          (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee and to the Controlling Party (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and
     (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

          (b) (i) Prior to the deposit of any Indenture Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Trustee and the Controlling Party an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Trustee and the Controlling Party an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee and the Controlling Party an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

               (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Trustee and the Controlling Party an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Trustee and the Controlling Party an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee and the Controlling Party an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses
          (A) or (B) of Section 11.01(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

               (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section (A), collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Related Documents (including as provided in Section 3.1 of the Sale and Servicing Agreement) and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Related Documents.

     SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in
Article VI.

     SECTION 11.03.  ACTS OF NOTEHOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

          (c)  The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.04. NOTICES, ETC., TO TRUSTEE, ISSUER, JPMD AND THE RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,

          (b) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Olympic Automobile Receivables Warehouse Trust, in care of Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee, or

          (c) JPMD by the Trustee, by the Issuer or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to JPMD addressed to: J.P. Morgan Delaware, 902 Market Street, Wilmington, Delaware 19801, Attention: Asset Finance Group, or at any other address previously furnished in writing to the Trustee and the Issuer by JPMD. JPMD shall promptly transmit any notice received by it from the Noteholders to the Trustee and the Issuer.

     Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (20th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the

Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.07.  [Reserved].

     SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

     All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 11.10. SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee, and the Controlling Party) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

     SECTION 11.16. TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 11.17. NO PETITION. The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Issuer or the General Partner, or join in any institution against the Seller, the Issuer or the General Partner of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Related Documents.

     SECTION 11.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee or of the Controlling Party, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.19. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any related documents.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES
                                   WAREHOUSE TRUST


                              By   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,


                              By  /s/  Emmett R. Harmon
                                 --------------------------------------------
                                   Name:     Emmett R. Harmon
                                   Title:    Vice President



                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee,


                              By  /s/ Robert N. Guimont
                                 ---------------------------------------------
                                   Name:     Robert N. Guimont
                                   Title:    Assistant Vice President

EXHIBIT A


                             SCHEDULE OF RECEIVABLES

                                                                       EXHIBIT B

                         [Form of Variable Funding Note]

REGISTERED

No. __


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                              VARIABLE FUNDING NOTE


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
(A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT PROVIDED THE ISSUER IS PROVIDED WITH AN OPINION OF COUNSEL THAT SUCH TRANSFER IS SO EXEMPT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS REFERRED TO IN THE NOTE PURCHASE AGREEMENT PURSUANT TO WHICH THIS NOTE WAS PURCHASED.

NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ACQUIRED BY (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE 1 OF ERISA, (B) A PLAN DESCRIBED IN SECTION 4975 (E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER HEREOF OR ANY OWNER OF AN INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

THIS NOTE IS PREPAYABLE IN WHOLE OR IN PART ON ANY BUSINESS DAY.

THE PRINCIPAL ON THIS NOTE IS PAYABLE IN INSTALLMENTS ON PAYMENT DATES AND REDEMPTION DATES IN THE AMOUNTS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF AND UNPAID INTEREST ON THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                            VARIABLE FUNDING NOTE


     Olympic Automobile Receivables Warehouse Trust, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "ISSUER"), for value received, hereby promises to pay to
_____________________, the principal sum of [               ], payable in
installments on Payment Dates and Redemption Dates in the amounts described in the Indenture referred to on the reverse hereof; PROVIDED, HOWEVER, that the entire unpaid principal amount of this Note shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, so long as the Controlling Party has declared the Notes to be immediately due and payable in the manner provided in Section
5.02 of the Indenture referred to on the reverse hereof. The Issuer will pay interest on this Note at the Note Interest Rate and the Note Interest Arrearage on each Payment Date and Redemption Date, until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, with respect to the first Payment Date, on the Funding Date (as such term is defined in the Note Purchase Agreement). Interest on this Note will accrue for each Payment Date for the calendar month preceding the month in which such Payment Date occurs or, with respect to the first Payment Date, for the period commencing on the Funding Date and ending on the last day of the calendar month preceding the month in which the first Payment Date occurs. Such principal of and interest and premium, if any, on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest and premium, if any, on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH SHALL HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FACE OF THIS NOTE.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: _______      OLYMPIC AUTOMOBILE RECEIVABLES
                              WAREHOUSE TRUST


                         By   WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee under the Trust

                              Agreement,

                              By_________________________________
                                Name:
                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated: _______                         NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, not in its individual capacity but solely as Trustee,

                              By
                                 -----------------------------------------
                                Authorized Signatory

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Variable Funding Notes (herein called the "NOTES"), all issued under an Indenture, dated as of December 28, 1995 (such indenture, as supplemented or amended, herein called the "INDENTURE"), between the Issuer and Norwest Bank Minnesota, National Association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Notes will be payable on certain Payment Dates and on each Redemption Date in an amount described in the Indenture. "PAYMENT DATE" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing February 15, 1996.

     The entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01(a), 10.01(b) or 10.01(c) of the Indenture. All or a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any, pursuant to Section 10.01(d) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing, unless the Controlling Party has waived such Event of Default in the manner provided in
Section 5.13 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date and Redemption Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note is registered on the Record Date, by wire transfer in immediately available funds to the account designated by such Person. Any reduction in the principal amount of this Note affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person in whose name a Note is registered at the close of business on the Record Date with respect to such Payment Date or the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Payment Date or Redemption Date, as applicable, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office, at the office of the Trustee's agent appointed for such purposes located in The City of New York, or at the place specified in such notice.

     As provided in the Indenture, the Notes may be redeemed (a) pursuant to

Section 10.01(a) of the Indenture, in whole, but not in part, at the option of the Seller or the Servicer, after the date on which the Seller or the Servicer, pursuant to Section 9.1(a) or 9.1(b) of the Sale and Servicing Agreement, purchases the corpus of the Trust, (b) pursuant to Section 10.01(b) of the Indenture, in whole, but not in part, on any Business Day, in connection with a Securitized Offering, (c) in connection with Section 10.01(c) of the Indenture, and (d) pursuant to Section 10.01(d) of the Indenture, in whole or in part, on any Business Day, in connection with a Recapitalization, PROVIDED, HOWEVER, that any redemption of Notes in part shall be made on a pro rata basis to the Holders of Notes.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Trustee or of any successor or assign of the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder by acceptance of a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Seller, the Issuer or the General Partner, or join in any institution against the Seller, the Issuer or the General Partner of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

     It is the intent and agreement of the Issuer, the Trustee and the Noteholders that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as debt. Each

Noteholder by acceptance of this Note covenants and agrees to treat this Note as debt for such tax purposes and to take no action inconsistent with such treatment.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Majority. The Indenture also contains provisions permitting the Controlling Party, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holder of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficiary interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


-----------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto_________________________________________________________________________
______________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      -----------------

                         Signature Guaranteed:



                                                     **
                         ----------------------------







--------------------------------
     ** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.